                                                                    EXHIBIT 99.1

                             HEALTHCARE REALTY TRUST
                   FEBRUARY 2001 - INVESTOR SLIDE PRESENTATION

In addition to the historical information contained within, the matters discussed in this presentation may contain forward-looking statements that involve risks and uncertainties. These risks are discussed in a 10-K filed with the SEC by Healthcare Realty Trust for the year ended December 31, 1999. Forward-looking statements represent the Company's judgment as of the date of this presentation. The Company disclaims any obligation to update forward-looking material.

--------------------------------------------------------------------------------

                                CORPORATE PROFILE

         -- Integrated Real Estate Company Focused on Owning, Managing and Developing Income-Producing Real Estate Properties Associated With the Delivery of Healthcare Services

--------------------------------------------------------------------------------

                                CORPORATE PROFILE

- Strategy

         -- Provide Integrated Real Estate Solutions
         -- Concentrate on Outpatient Healthcare Facilities
         -- Focus on Long-Term Relationships

- Internal & External Growth Capabilities
- Client, Geographic & Property Type Diversification
- Strong Capital Structure with Conservative Leverage

--------------------------------------------------------------------------------

                             PERFORMANCE HIGHLIGHTS

- $1.7 Billion in Total Investments and Commitments
- 267 Owned Properties and Mortgages, 12 Million Square Feet
- 10 Million Square Feet Managed
- 7.25% Average FFO Historical Growth, Flat FFO Growth 2000
- 34% Debt to Book Capitalization, Ranked 5th

--------------------------------------------------------------------------------

                                    STRATEGY

- Differentiation
         -- Integrate Related Real Estate Services and Capital
         -- Not Just A Finance Company

- Added Value
         -- Maximize Return on Assets
         -- Mitigate Issues Related to Fraud & Abuse Statutes
         -- Control Operating Expenses

- Clients
         -- Partnerships...Aligned, Long-Term Incentives
         -- Foster Additional Investments Over Time
         -- Publicly-Traded or Investment Grade

--------------------------------------------------------------------------------

                                    STRATEGY

- Markets
         -- Invest with Leading Providers in Growth Markets
         -- Geographic Diversification

- Facilities
         -- Emphasize Real Estate Fundamentals
         -- Focus on Growth Sectors - Ancillary and Outpatient
         -- Location, Location, Location

- Growth
         -- Strategic Acquisitions
         -- Cross-Selling of Services
         -- Proactive Property Management

--------------------------------------------------------------------------------

                               HEALTHCARE OVERVIEW

- Graphic Omitted: Acute Care Hospital Profit Margins from 1985 to 1999

--Source: American Hospital Association, as quoted in Modern Healthcare, December 4, 2000, p. 2.

--------------------------------------------------------------------------------

                               HEALTHCARE OVERVIEW

- Graphic Omitted: Acute Care Hospital Medicare Margins from 1984 to 1999

--Source: Medicare payment advisory commission analysis of Medicare cost report data from HCFA, quoted in Jeffries & Company, "Hospital Stocks: A Positive Prognosis," October 2000.

--------------------------------------------------------------------------------

                               HEALTHCARE OVERVIEW

- Graphic Omitted: Inpatient Admissions per Thousand from 1950 to 1999

--Source: American Hospital Association, Hospital Statistics 2001.

--------------------------------------------------------------------------------

                               HEALTHCARE OVERVIEW

- Graphic Omitted: Inpatient Days vs. Outpatient Visits from 1983 to 1999.

--Source: American Hospital Association, Hospital Statistics 2001.

--------------------------------------------------------------------------------

                           INVESTMENT BY FACILITY TYPE

- Graphic Omitted: See Supplemental Data Report for additional information.

--------------------------------------------------------------------------------

                             INVESTMENT BY PROVIDER

- Graphic Omitted: See Supplemental Data Report for additional information.

--------------------------------------------------------------------------------

                               INVESTMENT BY STATE

- Chart and Map Omitted: See Supplemental Data Report for additional information.

--------------------------------------------------------------------------------

                              GROWTH OPPORTUNITIES

- Recent Developments
         -- Baptist Health Care, Memphis, TN
         -- United Medical Center, Cheyenne, WY
         -- Ephrata Community Hospital, Ephrata, PA

- VHA Inc. Relationship
         -- 1,900 Not-for-Profit Health Systems

- Existing Client Base
         -- Additional Investments
         -- Management Services Expansion

- Healthcare Industry Size
         -- 700,000 Physicians
         -- $14 Billion Healthcare Construction Expenditures
         -- $600 Billion in Healthcare Real Estate

- Healthcare Industry Capital Demands
         -- Balance Sheet Focus
         -- Margin Pressures
         -- Clinical Mission

--------------------------------------------------------------------------------

                                CAPITAL STRUCTURE

- Strong Balance Sheet
- Debt to Book Capitalization 34%
- $300 Million Senior Revolving Credit Facility
- $25 Million Senior Term Loan Facility
- $106 Million in Senior Notes Rated "Baa3" by Moody's and "BBB" by Fitch, Duff & Phelps
- $78 Million in Convertible Subordinated Debentures
- 3 Million Shares Preferred Stock

--------------------------------------------------------------------------------

                            INVESTMENTS & COMMITMENTS

- Graphic Omitted: Total investments & commitments from 1995 to 2000. See the Company's financial reports for additional information.

--------------------------------------------------------------------------------

                                    REVENUES

- Graphic Omitted: Total annual revenues from 1995 to 2000. See the Company's financial reports for additional information.

--------------------------------------------------------------------------------

                         FUNDS FROM OPERATIONS - DILUTED

- Graphic Omitted: Total funds from operations from 1995 to 2000. See the Company's financial reports for additional information.

--------------------------------------------------------------------------------

                               DIVIDENDS PER SHARE

- Graphic Omitted: Quarterly dividends per common share from first quarter 1997 to fourth quarter 2000. See the Company's financial reports for additional information.

--------------------------------------------------------------------------------

                              INVESTMENT HIGHLIGHTS

- Healthcare is a Large, Vital and Profitable Industry
         -- Expanding Sectors of Healthcare Industry
         -- Growth Markets with Prominent Clients
- Distinct Competitive Advantages
         -- Integrated Real Estate Services and Capital
         -- Well-Defined, Differentiated Strategy
         -- Innovative Transaction Structures
         -- Extensive Experience and Client Relationships
         -- Management Expertise
- Strong Balance Sheet
- Cash Flow and Dividend Growth